Putnam
Investment Grade
Municipal
Trust

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

11-30-98

[LOGO: BOSTON * LONDON * TOKYO]


Fund highlights

* "It is reassuring to know that we have a Federal Reserve Board that is prepared to step in to stabilize the markets when a crisis occurs."

                             -- Richard P. Wyke
                                Putnam Investment Grade Municipal Trust

* "We're at historical highs in terms of muni yields relative to Treasuries. They represent an unprecedented bargain and opportunity."

                             -- Money, Year End, 1998

   CONTENTS

 4 Report from Putnam Management

 8 Fund performance summary

11 Portfolio holdings

17 Financial statements

26 Results of October 1, 1998 shareholder meeting



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

The rush of foreign investors to the safety of U.S. Treasury bonds in recent months has driven prices on these securities markedly higher. Because of the inverse relationship of yields to prices, yields on 30-year Treasuries have declined to virtually the same level as those on long-term municipals. This near parity has made tax-exempt bonds unusually attractive for U.S. investors.

The increased demand for tax-exempt bonds, however, is not likely to be matched by a new supply; most issuers have already refinanced outstanding bonds at lower rates and the flow of refundings has fallen off markedly. Thus one of the greatest challenges for Fund Manager Richard Wyke may continue to be that of finding securities that meet Putnam Investment Grade Municipal Trust's strict selection criteria.

In the following report from Rick, you will find details of these developments and other aspects of the fund's performance during the fiscal year that closed on November 30, 1998. He also offers his views on prospects for the fiscal year that just began.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
January 20, 1999



Report from the Fund Manager
Richard P. Wyke

After a turbulent autumn, the municipal bond market has calmed down and even slightly outperformed the Treasury market. Long-term municipal bond yields are approximately the same as the 30-year Treasury bond yield -- exhibiting a remarkable level of cheapness against Treasuries. This ratio dropped to 97% during November, but by the end of the month, it had returned to 100%. Considering that this ratio stood between 85% and 95% for most of the 1990s, today's relationship is quite unusual and, in our opinion, indicates a buying opportunity.

It is within this environment that Putnam Investment Grade Municipal Trust continued to produce high current income exempt from federal taxes as well as a solid total return. For the 12 months ended November 30, 1998, the fund's common shares earned total returns of 6.98% at net asset value and 8.73% at market price. For complete performance information, please see pages 8 and 9.

* FLIGHT TO QUALITY DRIVES TREASURY YIELDS DOWN

Municipal bonds arrived at these unprecedented yield ratios after a string of international problems set off the stock market volatility and the bond market rallies. As foreign investors and hedge fund investors panicked about plummeting stock markets, they began the flight to quality -- selling hedge funds and emerging-markets funds in favor of the safety of U.S. Treasury bonds. This buying drove up the prices of Treasuries while pushing down their yields. Since foreign investors do not benefit from the tax advantages of municipal bonds, prices in this market did not rise as much as those of Treasuries. For the past few months, municipal bond yields have been extremely close or equal to Treasury yields, making municipal bonds an exceptional investment choice for U.S. investors.

* REFUNDINGS SLOW; MUNICIPAL SUPPLY BEGINS TO MODERATE

Normally, when interest rates fall, refundings boost the bond supply. But rates have been low for some time; most issuers have already completed their refundings and we expect that the supply of new issues will slow -- a positive factor for municipal bond prices. The calendar of municipal bond sales usually slows during the holiday season as well.

The yield relationship of Treasury and municipal securities is also contributing to the decline in supply. Since Treasury yields fell so dramatically relative to municipal yields, the Treasury escrows used in prerefundings are not adequate to pay off the municipal issues.

* SEARCHING FOR INCOME OPPORTUNITIES

Since last spring, one of our challenges has been to deliver an attractive level of income in a market in which yields have fallen. We have tried to meet this challenge by exploring attractive opportunities in key industry sectors, including utilities, transportation and health care.

Transportation issues have fared well over the past year, since capacity has remained steady and fuel costs have been low. This combination of factors has enabled airlines to increase prices and helped support airport revenues. For example, Denver (Colorado) City and County Airport revenue bonds with a Baa1 rating have generated steady income for some time. As the economy slows down, however, this sector may need closer scrutiny.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Utilities                 22.4%

Transportation            19.1%

Hospitals/health care     10.8%

Housing                    9.9%

Education                  8.6%


Footnote reads:
*Based on net assets as of 11/30/98. Holdings will vary over time.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

A -- 9.2%

Baa -- 31.2%

Ba and below -- 8.8%

VMIGI -- 1.2%

Aaa -- 45.2%

Aa -- 4.4%


Footnote reads:
*As a percentage of market value as of 11/30/98. A bond rated Baa or higher is considered investment grade. All ratings reflect Moody's descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


Another strategy we have used has been to extend call protection as we make new investments. This is done by purchasing noncallable bonds or bonds with distant call dates. Callable bonds carry the option of being redeemed, or called away, by the issuer at a certain future date. Bonds are normally called away if interest rates are lower than they were when the bonds were originally issued. By avoiding callable bonds, the portfolio has a better chance of maintaining a certain level of income.

The potential for declining income may be offset in part by leveraging, a strategy that has been useful in enhancing the trust's income. The fund issues preferred shares to institutional short-term investors at low rates and reinvests the proceeds in higher-paying longer-term bonds. The effect is a more positive cash flow for the fund's common shareholders.

* INTEREST-RATE CUTS SEND POSITIVE MESSAGE

It is reassuring to know that we have a Federal Reserve Board that is prepared to step in to stabilize the markets when a crisis occurs. As of period's end, the Fed has cut interest rates three times -- totaling 75 basis points -- sending a positive message to the world and Wall Street. With the Fed's encouragement, we anticipate a slowing, but still strong U.S. economy supported by consumers' willingness to spend. And on the local level, cities and towns are still enjoying increases in tax collections, always a positive aspect of the municipal bond market. Looking ahead, the municipal bond market appears stable, offering superb value for tax-conscious investors.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 11/30/98, there is no guarantee the fund will continue to hold these securities in the future.

Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Investment Grade Municipal Trust is designed for investors seeking high current income free from federal income tax, consistent with preservation of capital.


TOTAL RETURN FOR PERIODS ENDED 11/30/98
(common shares)
                                            Lehman Bros.
                                    Market  Municipal    Consumer
                              NAV    price  Bond Index  Price Index
---------------------------------------------------------------------
1 year                       6.98%    8.73%    7.77%       1.55%
---------------------------------------------------------------------
5 years                     31.85    57.47    37.81       12.48
Annual average               5.69     9.51     6.63        2.38
---------------------------------------------------------------------
Life of Fund (10/26/89)    116.42   149.27   103.52       30.57
Annual average               8.85    10.56     8.14        2.98
---------------------------------------------------------------------

Past performance is not indicative of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value and market price will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION
12 months ended 11/30/98

------------------------------------------------------------------------------
Distributions (common shares)
------------------------------------------------------------------------------
Number                                                   12
------------------------------------------------------------------------------
Income                                                 $0.96
------------------------------------------------------------------------------
Capital gains1                                           --
------------------------------------------------------------------------------
 Total                                                 $0.96
------------------------------------------------------------------------------
Preferred shares Series A (1400 shares)
------------------------------------------------------------------------------
Income                                               $3,629.68
------------------------------------------------------------------------------
Capital gains1                                           --
------------------------------------------------------------------------------
 Total                                               $3,629.68
------------------------------------------------------------------------------
Share value (common shares)                      NAV          Market price
------------------------------------------------------------------------------
11/30/97                                       $12.05           $14.750
------------------------------------------------------------------------------
11/30/98                                        11.98            14.937
------------------------------------------------------------------------------
Current return (common shares end of period)
------------------------------------------------------------------------------
Current dividend rate2                           8.01%             6.43%
------------------------------------------------------------------------------
Taxable equivalent3                             13.26             10.65
------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Income portion of most recent distribution, annualized and divided by NAV or market price of common shares at end of period.

3 Assumes maximum 39.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.


TOTAL RETURN FOR PERIODS ENDED 12/31/98
(most recent calendar quarter)

(common shares)
                                               NAV   Market price
------------------------------------------------------------------------------
1 year                                         5.69%    9.15%
------------------------------------------------------------------------------
5 years                                       29.20    56.55
Annual average                                 5.26     9.38
------------------------------------------------------------------------------
Life of fund (10/26/89)                      117.17   153.78
Annual average                                 8.81    10.68
------------------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. Investment returns and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's common shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities and the net assets allocated to remarketed preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of one common share. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.

COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index assumes reinvestment of all distributions and interest payments and does not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


Report of independent accountants
For the fiscal year ended November 30, 1998

To the Trustees and Shareholders of
Putnam Investment Grade Municipal Trust

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments owned (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Investment Grade Municipal Trust (the "fund") at November 30, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at November 30, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Boston, Massachusetts
January 8, 1999




Portfolio of investments owned
November 30, 1998

Key to Abbreviations
AMBAC           -- AMBAC Indemnity Corporation
COP             -- Certificate of Participation
FGIC            -- Financial Guaranty Insurance Company
FSA             -- Financial Security Assurance
GNMA Coll.      -- Government National Mortgage Association Collateralized
G.O. Bonds      -- General Obligation Bonds
IFB             -- Inverse Floating Rate Bonds
MBIA            -- Municipal Bond Investors Assurance Corporation
PSFG            -- Permanent School Fund Guaranteed
VRDN            -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES  (95.9%) (a)
PRINCIPAL AMOUNT                                                                                RATINGS(RAT)         VALUE

Alabama  (1.6%)
--------------------------------------------------------------------------------------------------------------------------
     $    5,500,000  Gadsden East, Med. Clinic Board Rev. Bonds
                       (Baptist Hosp. of Gadsden Inc.), Ser. A, 7.8s,
                       11/1/21                                                                  BBB         $    6,215,000

Arkansas  (1.1%)
--------------------------------------------------------------------------------------------------------------------------
          4,000,000  Northwest Regl. Apt. Auth. Rev. Bonds, 7s, 2/1/10                          B+/P             4,305,000

California  (8.3%)
--------------------------------------------------------------------------------------------------------------------------
          2,000,000  Anaheim, Pub. Fin. Auth. IFB, MBIA, 9.12s, 12/28/18                        Aaa              2,592,500
          4,650,000  CA State U. IFB, AMBAC, 9.959s, 11/1/21
                       (acquired 3/2/92, cost $19,013,580) (RES)                                Aaa              5,411,438
          5,200,000  Central Valley Fin. Auth. Rev. Bonds (Carson Ice-
                       Cogeneration), 6s, 7/1/09                                                BBB-             5,583,500
                     Los Angeles Cnty., Metro. Trans. Auth. Sales
                       Tax Rev. Bonds, MBIA
          3,235,000    1st Tier Lien, Ser. A,  5 3/4s, 7/1/11                                   Aaa              3,598,938
          3,030,000    2nd Tier Lien,  5 5/8s, 7/1/11                                           Aaa              3,325,425
          4,425,000  Los Angeles, Regl. Arpt. Impt. Corp. Lease
                       Rev. Bonds (Continental Airlines), 9s, 8/1/17                            BB+/P            4,543,723
          1,000,000  Los Angeles, School Dist. COP VRDN
                       (Belmont Learning Complex), Ser. A,
                       3.05s, 12/1/17                                                           VMIG1            1,000,000
          1,400,000  Orange Cnty., Local Trans. Auth. IFB, FGIC,
                       7.911s, 2/14/11 (acquired 2/6/96,
                       cost $1,474,153) (RES)                                                   Aaa              1,657,250
          4,625,000  San Diego, Pub. Fac. Fin. Auth. Swr. Rev. Bonds,
                       FGIC, 5s, 5/15/25                                                        Aaa              4,625,000
                                                                                                            --------------
                                                                                                                32,337,774

Colorado  (8.6%)
--------------------------------------------------------------------------------------------------------------------------
                     CO Hsg. Fin. Auth. Rev. Bonds (Single Fam.), Ser. B-2
          2,000,000    7s, 5/1/26                                                               AA+/P            2,232,500
          1,000,000    6.8s, 11/1/28                                                            AA+/P            1,127,500
                     Denver, City & Cnty. Arpt. Rev. Bonds
            735,000    Ser. A, 8 3/4s, 11/15/23                                                 Baa1               834,225
            265,000    Prerefunded, Ser. A, 8 3/4s, 11/15/23                                    Aaa                306,406
          4,365,000    Ser. A, 8 1/2s, 11/15/23                                                 Baa1             4,779,675
            410,000    Prerefunded, Ser.A, 8 1/2s, 11/15/23                                     Aaa                455,613
          4,480,000    Ser. A, 8 1/4s, 11/15/12                                                 Baa1             4,877,600
            420,000    Prerefunded, Ser. A, 8 1/4s, 11/15/12                                    Aaa                464,625
          3,820,000    Ser. A, 8s, 11/15/25                                                     Baa1             4,192,450
          1,380,000    Prerefunded, Ser.A, 8s, 11/15/25                                         Aaa              1,542,150
          6,330,000    Ser. A, 7 3/4s, 11/15/21                                                 Baa1             7,002,563
          1,670,000    Prerefunded, Ser.A, 7 3/4s, 11/15/21                                     Aaa              1,885,013
          3,000,000    Ser. D, 7 3/4s, 11/15/13                                                 Baa1             3,843,750
                                                                                                            --------------
                                                                                                                33,544,070

Connecticut  (1.8%)
--------------------------------------------------------------------------------------------------------------------------
          4,825,000  CT State Dev. Auth. Poll. Control Rev. Bonds
                       (New England Power Co.), 7 1/4s, 10/15/15                                A1               5,066,347
          2,000,000  CT State Resource Recvy. Auth. Muni. Rev. Bonds
                       (Bridgeport Service Fee), Ser. A, 7 1/2s, 1/1/09                         A2               2,044,360
                                                                                                            --------------
                                                                                                                 7,110,707

District of Columbia  (0.7%)
--------------------------------------------------------------------------------------------------------------------------
          2,500,000  DC Rev. Bonds (Georgetown U.), Ser. B, 7.15s,
                       4/1/21                                                                   A1               2,573,425

Florida  (3.5%)
--------------------------------------------------------------------------------------------------------------------------
         10,525,000  Broward Cnty., Resource Recvy. Rev. Bonds
                       (SES Broward Cnty. LP South), 7.95s, 12/1/08                             A               11,194,495
          2,000,000  Hernando Cnty., Indl. Dev. Rev. Bonds
                       (FL Crushed Stone Co.), 8 1/2s, 12/1/14                                  B+/P             2,310,000
                                                                                                            --------------
                                                                                                                13,504,495

Georgia  (2.9%)
--------------------------------------------------------------------------------------------------------------------------
          4,000,000  Burke Cnty., Dev. Auth. Poll. Control Rev. Bonds
                       (Oglethorpe Pwr. Co. Vogtle), MBIA, 8s, 1/1/22                           Aaa              4,725,000
          4,800,000  De Kalb Cnty., Muni. Hsg. Auth. Rev. Bonds
                       (Briarcliff Park Apts.), Ser. A, 7 1/2s, 4/1/17                          BBB+/P           5,352,000
          1,000,000  GA Med. Ctr. Hosp. Auth. IFB (Columbus Regl.
                       Hlth. Care Syst.), Ser. B, MBIA, 8.901s, 8/1/10                          Aaa              1,185,000
                                                                                                            --------------
                                                                                                                11,262,000

Hawaii  (1.6%)
--------------------------------------------------------------------------------------------------------------------------
          5,500,000  HI State Dept. of Budget & Fin. Special Purpose
                       Mtge. IFB, 9.386s, 11/1/21                                               Aa1              6,366,250

Illinois  (0.7%)
--------------------------------------------------------------------------------------------------------------------------
          2,385,000  Chicago, O'Hare Intl. Arpt. Special Fac. Rev. Bonds
                       (United Air Lines, Inc.), Ser. B, 8.95s, 5/1/18                          Baa2             2,638,406

Indiana  (1.2%)
--------------------------------------------------------------------------------------------------------------------------
            310,000  Indiana Bond Bank Rev. Bonds (Special Loan
                       Program), Ser. B, 8 1/2s, 2/1/18                                         A                  314,163
          3,000,000  Indianapolis Indl. Arpt. Auth. Special Fac. Rev.
                       Bonds (United Airlines), Ser. A, 6 1/2s, 11/15/31                        Baa2             3,217,500
          1,000,000  Rockport, Indl. Poll. Ctrl. Rev. Bonds
                       (Indiana-Michigan Pwr.), Ser. B, FGIC, 7.6s, 3/1/16                      Aaa              1,097,500
                                                                                                            --------------
                                                                                                                 4,629,163

Kansas  (1.3%)
--------------------------------------------------------------------------------------------------------------------------
          4,500,000  Burlington, Poll. Control Rev. Bonds (Kansas Gas
                       & Electric Co.), MBIA, 7s, 6/1/31                                        Aaa              4,921,875

Louisiana  (7.2%)
--------------------------------------------------------------------------------------------------------------------------
          9,250,000  St. Charles, Parish Poll. Control Rev. Bonds
                       (LA Pwr. & Lt. Co.), 8s, 12/1/14                                         Baa3             9,817,488
                     W. Feliciana Parish Poll. Control Rev. Bonds
                       (Gulf States Util. Co.)
          2,500,000    8s, 12/1/24                                                              Ba1              2,631,000
          5,100,000    Ser. II, 7.7s, 12/1/14                                                   Ba1              5,648,250
          3,000,000    Ser. III, 7.7s, 12/1/14                                                  Ba1              3,322,500
          6,000,000    Ser. A, 7 1/2s, 5/1/15                                                   BB+              6,652,500
                                                                                                            --------------
                                                                                                                28,071,738

Maine  (1.4%)
--------------------------------------------------------------------------------------------------------------------------
          5,000,000  ME Fin. Auth. Solid Waste Recycling Fac. Rev.
                       Bonds (Great Northern Paper-Bowater),
                       7 3/4s, 10/1/22                                                          Baa1             5,568,750

Maryland  (1.4%)
--------------------------------------------------------------------------------------------------------------------------
          3,035,000  MD Econ. Dev. Corp. Hlth. Care Facs. Rev. Bonds
                       (Crescent Cities), Ser. A, GNMA Coll., 5.45s,
                       12/20/37                                                                 AAA              3,103,288
          2,000,000  MD State Hlth. & Higher Edl. Fac. Auth. Rev. Bonds,
                       (Doctors Cmnty. Hosp.), 8 3/4s, 7/1/12                                   Aaa              2,200,000
                                                                                                            --------------
                                                                                                                 5,303,288

Massachusetts  (5.5%)
--------------------------------------------------------------------------------------------------------------------------
          8,750,000  MA State Hlth. & Edl. Fac. Auth. IFB (Med. Ctr. of
                       Central MA), Ser. B, AMBAC, 9.19s, 6/23/22                               Aaa             11,484,375
          4,000,000  MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
                       (MA Eye & Ear Infirmary), Ser. A, 7 3/8s, 7/1/11                         Baa3             4,435,000
          5,000,000  MA State Indl. Fin. Agcy. Rev. Bonds (Cape
                       Cod Hlth. Syst. Issue), 8 1/2s, 11/15/20                                 Aaa              5,568,750
                                                                                                            --------------
                                                                                                                21,488,125

Michigan  (2.0%)
--------------------------------------------------------------------------------------------------------------------------
          1,715,000  Detroit,  Dev. Fin. Auth. Tax Increment Rev. Bonds,
                       Ser. A, 9 1/2s, 5/1/21                                                   BBB+/P           2,105,163
          2,200,000  Detroit, Wtr. Supply Syst. IFB, FGIC, 9.221s, 7/1/22                       Aaa              2,557,500
          2,900,000  MI State Strategic Fund Ltd. Oblig. Rev. Bonds
                       (Mercy Svcs. for Aging), 9.4s, 5/15/20                                   Aaa              3,161,000
                                                                                                            --------------
                                                                                                                 7,823,663

Missouri  (3.2%)
--------------------------------------------------------------------------------------------------------------------------
          2,500,000  MO State Hlth. & Edl. Fac. Auth. Rev. Bonds
                       (BJC Hlth. Syst.), Ser. A, 6 1/2s, 5/15/20                               Aa2              2,856,250
          8,900,000  SCA Tax Exempt Trust Multi-Fam. Mtge. Rev. Bonds
                       (Whispering Lake), Ser. A-11, FSA, 7.1s, 1/1/30                          Aaa              9,701,000
                                                                                                            --------------
                                                                                                                12,557,250

Nebraska  (0.5%)
--------------------------------------------------------------------------------------------------------------------------
          1,700,000  NE Investment Fin. Auth. Single Fam. Mtge. IFB,
                       Ser. B, GNMA Coll., 11.419s, 3/15/22                                     Aaa              1,861,500

Nevada  (2.6%)
--------------------------------------------------------------------------------------------------------------------------
                     Clark Cnty., Indl. Dev. Rev. Bonds
          6,500,000    (NV Pwr. Co.), 7.8s, 6/1/20                                              Baa3             6,922,500
          3,000,000    (Southwest Gas Corp.), Ser. B, 7 1/2s, 9/1/32                            Baa              3,322,500
                                                                                                            --------------
                                                                                                                10,245,000

New York  (8.1%)
--------------------------------------------------------------------------------------------------------------------------
          4,000,000  Long Island, Pwr. Auth. NY Elec. Syst. Rev. Bonds,
                       Ser. A, 5 1/4s, 12/1/26                                                  Baa1             4,030,000
          1,900,000  Long Island, Pwr. Auth. NY Elec. Syst. VRDN,
                       Ser. 1, 3.25s, 5/1/33                                                    VMIG1            1,900,000
            400,000  NY City, Hsg. Dev. Corp. Mtge. VRDN
                       (Multi-Fam. James Twr.), Ser. A, 3.3s, 7/1/05                            A-1+               400,000
          2,000,000  NY City, Indl. Dev. Agcy. Rev. Bonds
                       (Brooklyn Navy Yard Cogen. Partners),
                       Ser. G, 5 3/4s, 10/1/36                                                  Baa3             2,050,000
          4,100,000  NY City, Muni. Wtr. & Swr. Fin. Auth. Rev. Bonds,
                       Ser. C, 5 3/4s, 6/15/26                                                  A1               4,397,250
                     NY State Dorm. Auth. Rev. Bonds
          4,500,000    (City U. Syst.), Ser. F, 7 7/8s, 7/1/17                                  Aaa              4,893,750
          6,250,000    (State U. Edl. Fac.), Ser. A, 7.7s, 5/15/12                              Aaa              6,757,813
          2,000,000    (City U. Syst.), Ser. A, 7 5/8s, 7/1/20                                  Aaa              2,167,500
          1,200,000  Suffolk Cnty., Indl. Dev. Agcy. VRDN
                       (Cold Spring Harbor Lab), 3.3s, 7/1/23                                   A-1+             1,200,000
          3,780,000  Triborough Bridge & Tunnel Auth. Gen. Purpose
                       Rev. Bonds, Ser. A, 5s, 1/1/24                                           Aa               3,780,000
                                                                                                            --------------
                                                                                                                31,576,313

Ohio  (1.5%)
--------------------------------------------------------------------------------------------------------------------------
          5,000,000  OH State Air Quality Dev. Auth. Rev. Bonds
                       (Cleveland Co.), FGIC, 8s, 12/1/13                                       Aaa              5,787,500

Pennsylvania  (4.2%)
--------------------------------------------------------------------------------------------------------------------------
          2,430,000  Allegheny Cnty., Res. Fin. Auth. Rev. Bonds,
                       Ser. M, GNMA Coll., 7.9s, 6/1/11                                         Aaa              2,542,382
          5,000,000  Montgomery Cnty., Indl. Dev. Auth. Resource
                       Recvy. Rev. Bonds, 7 1/2s, 1/1/12                                        A                5,300,000
          7,600,000  PA State Higher Ed. Assistance Agcy. IFB, Ser. B,
                       MBIA, 11.041s, 3/1/20                                                    Aaa              8,540,500
                                                                                                            --------------
                                                                                                                16,382,882

Puerto Rico  (1.0%)
--------------------------------------------------------------------------------------------------------------------------
          4,000,000  Cmnwlth. of PR, Hwy. Trans. Auth. Rev. Bonds,
                       Ser. A, 5s, 7/1/38                                                       Baa1             3,940,000

Tennessee  (3.9%)
--------------------------------------------------------------------------------------------------------------------------
          2,600,000  Metropolitan Govt. Nashville & Davidson Cnty.,
                       Tenn. Wtr. & Swr. IFB, AMBAC, 8.57s, 1/1/22                              Aaa              3,045,250
         10,900,000  SCA Tax Exempt Trust Multi-Fam. Mtge. Rev.
                       Bonds (Steeplechase Falls), Ser. A-10, FSA,
                       7 1/8s, 1/1/30                                                           Aaa             12,167,125
                                                                                                            --------------
                                                                                                                15,212,375

Texas  (11.6%)
--------------------------------------------------------------------------------------------------------------------------
         11,500,000  Alliance, Arpt. Auth. Rev. Bonds
                       (Federal Express Corp.), 6 3/8s, 4/1/21                                  Baa2            12,376,875
          2,770,000  Austin, School Dist. G.O. Bonds, PSFG,
                       5 3/4s, 8/1/15                                                           Aaa              2,970,825
          2,500,000  Bexar Cnty., Hlth. Fac. Dev. Corp. Rev. Bonds
                       (St. Luke's Lutheran Hosp.), 7.9s, 5/1/11                                AAA/P            2,900,000
          5,000,000  Brazos River, Poll. Control Auth. Rev. Bonds
                       (TX Utils. Elec. Co.), Ser. A, 7 7/8s, 3/1/21                            Baa1             5,425,000
          2,500,000  Dallas-Fort Worth, Intl. Arpt. Fac. Impt. Corp.
                       Rev. Bonds (American Airlines, Inc.), 7 1/2s,
                       11/1/25                                                                  Baa2             2,678,125
          4,390,000  Matagorda Cnty., Poll. Control Rev. Bonds
                       (Houston Pwr. & Lt. Co.), Ser. D, FGIC, 7.6s,
                       10/1/19                                                                  Aaa              4,620,212
          8,000,000  North Central Hlth. Fac. Dev. Corp. IFB
                       (Presbyterian Hlth. Care Syst.), Ser. C, MBIA,
                       9.265s, 6/22/21                                                          Aaa              9,440,000
          4,500,000  TX State G.O. Bonds (Nat'l. Research Lab.
                       Communication Superconductor), 7 1/8s,
                       4/1/20                                                                   Aaa              4,809,375
                                                                                                            --------------
                                                                                                                45,220,412

Utah  (4.6%)
--------------------------------------------------------------------------------------------------------------------------
          3,000,000  Carbon Cnty., Solid Waste Disp. Rev. Bonds
                       (Ladilaw Env.), Ser. A, 7.45s, 7/1/17                                    B/P              3,330,000
         13,000,000  Utah Pwr. Supply Rev. Bonds (Intermountain
                       Pwr. Agcy.), Ser. A, MBIA, 6.15s, 7/1/14                                 Aaa             14,690,000
                                                                                                            --------------
                                                                                                                18,020,000

Vermont  (1.4%)
--------------------------------------------------------------------------------------------------------------------------
          4,765,000  VT Edl. & Hlth. Bldgs. Fin. Agcy. Rev. Bonds
                       (Brattleboro Memorial Hosp.), 7s, 3/1/24                                 BBB+             5,444,013

Wisconsin  (2.5%)
--------------------------------------------------------------------------------------------------------------------------
          3,400,000  WI Hsg. & Econ. Dev. Auth. Rev. Bonds,
                       Ser. B, 7.05s, 11/1/22                                                   A1               3,646,500
          5,600,000  WI State Hlth. & Edl. Fac. Auth. Rev. Bonds
                       (United Hlth. Group, Inc.), Ser. B, MBIA,
                       5 1/2s, 12/15/20                                                         Aaa              5,894,000
                                                                                                            --------------
                                                                                                                 9,540,500
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments  (cost $350,449,030) (b)                                             $  373,451,474
--------------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $389,621,549.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at
      November 30, 1998 for the securities listed. Ratings are generally ascribed to securities at the time of issuance.
      While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at November 30, 1998. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

  (b) The aggregate identified cost on a tax basis is $350,449,030, resulting in gross unrealized appreciation and depreciation of $24,935,278 and $1,932,834, respectively, or net unrealized appreciation of $23,002,444.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at November 30, 1998 was $7,068,688 or 1.8% of net assets.

      The rates shown on IFB's, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN's are the current interest rates at November 30, 1998.

      The fund had the following industry group concentrations greater than 10% at November 30, 1998 (as a percentage of net assets):

          Utilities               22.4%
          Transportation          19.1
          Hospitals/Health care   10.8

      The fund had the following insurance concentration greater than 10% at November 30, 1998 (as a percentage of net assets)

          MBIA                    15.1%

      The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
November 30, 1998
Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $350,449,030) (Note 1)                                            $373,451,474
-----------------------------------------------------------------------------------------------
Cash                                                                                    145,376
-----------------------------------------------------------------------------------------------
Interest receivable                                                                   6,937,120
-----------------------------------------------------------------------------------------------
Receivable for securities sold                                                       11,589,500
-----------------------------------------------------------------------------------------------
Total assets                                                                        392,123,470

Liabilities
-----------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                 1,667,038
-----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                            682,828
-----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                               31,538
-----------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                            12,519
-----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                              1,094
-----------------------------------------------------------------------------------------------
Other accrued expenses                                                                  106,904
-----------------------------------------------------------------------------------------------
Total liabilities                                                                     2,501,921
-----------------------------------------------------------------------------------------------
Net assets                                                                         $389,621,549

Represented by
-----------------------------------------------------------------------------------------------
Series A remarketed preferred shares, (1,400 shares authorized and
outstanding at $100,000 per share) (Note 4)                                        $140,000,000
-----------------------------------------------------------------------------------------------
Paid-in capital -- common shares (unlimited shares authorized) (Note 1)             231,328,005
-----------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                          3,713,329
-----------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                                (8,422,229)
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                           23,002,444
-----------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                         $389,621,549

Computation of net asset value
-----------------------------------------------------------------------------------------------
Series A remarketed preferred shares                                               $140,000,000
-----------------------------------------------------------------------------------------------
Cumulative undeclared dividends on remarketed preferred shares                           36,822
-----------------------------------------------------------------------------------------------
Net assets allocated to remarketed preferred shares --
liquidation preference                                                             $140,036,822
-----------------------------------------------------------------------------------------------
Net assets available to common shares                                              $249,584,727
-----------------------------------------------------------------------------------------------
Net asset value per common share
($249,584,727 divided by 20,838,596 shares)                                              $11.98
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended November 30, 1998
Tax exempt interest income:                                                         $25,790,168
-----------------------------------------------------------------------------------------------

Expenses:
-----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                      2,733,391
-----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                          337,530
-----------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                        14,844
-----------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                          6,551
-----------------------------------------------------------------------------------------------
Reports to shareholders                                                                  19,409
-----------------------------------------------------------------------------------------------
Auditing                                                                                 60,398
-----------------------------------------------------------------------------------------------
Legal                                                                                    15,410
-----------------------------------------------------------------------------------------------
Exchange listing fees                                                                    45,220
-----------------------------------------------------------------------------------------------
Preferred share remarketing agent fees                                                  389,888
-----------------------------------------------------------------------------------------------
Other                                                                                    60,533
-----------------------------------------------------------------------------------------------
Total expenses                                                                        3,683,174
-----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                              (30,053)
-----------------------------------------------------------------------------------------------
Net expenses                                                                          3,653,121
-----------------------------------------------------------------------------------------------
Net investment income                                                                22,137,047
-----------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                     (1,368,499)
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments during the year                            2,425,356
-----------------------------------------------------------------------------------------------
Net gain on investments                                                               1,056,857
-----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                $23,193,904
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                                      Year ended November 30
                                                                                -------------------------------
                                                                                           1998            1997
---------------------------------------------------------------------------------------------------------------
Increase in net assets
---------------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------------
Net investment income                                                              $ 22,137,047    $ 22,541,282
---------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                              (1,368,499)      1,176,166
---------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                            2,425,356       3,151,505
---------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                 23,193,904      26,868,953
---------------------------------------------------------------------------------------------------------------
Distributions to remarketed preferred shareholders:
---------------------------------------------------------------------------------------------------------------
From net investment income                                                           (5,081,552)     (5,144,062)
---------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations
applicable to common shareholders (excluding cumulative
undeclared dividends on remarketed preferred shares of
$36,822 and $29,536 respectively)                                                    18,112,352      21,724,891
---------------------------------------------------------------------------------------------------------------
Distributions to common shareholders:
---------------------------------------------------------------------------------------------------------------
From net investment income                                                          (19,919,416)    (19,741,555)
---------------------------------------------------------------------------------------------------------------
Issuance of common shares in connection with
reinvestment of distributions                                                         2,597,553       2,357,814
---------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                            790,489       4,341,150

Net assets
---------------------------------------------------------------------------------------------------------------
Beginning of year                                                                   388,831,060     384,489,910
---------------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income of $3,713,329 and $6,541,122, respectively)                                 $389,621,549    $388,831,060
---------------------------------------------------------------------------------------------------------------

Number of fund shares
---------------------------------------------------------------------------------------------------------------
Common shares outstanding at beginning of year                                       20,646,799      20,470,991
---------------------------------------------------------------------------------------------------------------
Shares issued in connection with reinvestment
of distributions                                                                        191,797         175,808
---------------------------------------------------------------------------------------------------------------
Common shares outstanding at end of year                                             20,838,596      20,646,799
---------------------------------------------------------------------------------------------------------------
Remarketed preferred shares outstanding at
beginning and end of year                                                                 1,400           1,400
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

------------------------------------------------------------------------------------------------------------------------------------
Per-share
operating performance                                                         Year ended November 30
------------------------------------------------------------------------------------------------------------------------------------
                                                     1998             1997             1996             1995             1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning
of year (common shares)                            $12.05           $11.94           $12.37           $11.22           $13.44
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                1.07             1.09             1.06             1.17             1.20
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                            .06              .23             (.28)            1.23            (2.03)
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                     1.13             1.32              .78             2.40             (.83)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net investment income
------------------------------------------------------------------------------------------------------------------------------------
to Common Shareholders                               (.96)            (.96)            (.96)            (.94)            (.97)
------------------------------------------------------------------------------------------------------------------------------------
to Preferred Shareholders                            (.24)            (.25)            (.25)            (.28)            (.19)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain on investments
------------------------------------------------------------------------------------------------------------------------------------
to Common Shareholders                                 --               --               --               --             (.21)
------------------------------------------------------------------------------------------------------------------------------------
to Preferred Shareholders                              --               --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
realized gain on investments
------------------------------------------------------------------------------------------------------------------------------------
to Common Shareholders                                 --               --               --             (.02)            (.02)
------------------------------------------------------------------------------------------------------------------------------------
to Preferred Shareholders                              --               --               --(d)          (.01)              --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                 (1.20)           (1.21)           (1.21)           (1.25)           (1.39)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year
(common shares)                                    $11.98           $12.05           $11.94           $12.37           $11.22
------------------------------------------------------------------------------------------------------------------------------------
Market value, end of year
(common shares)                                   $14.937          $14.750          $13.625          $13.500          $11.880
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return at market price
(common shares) (%)(a)                               8.73            16.25             8.65            22.95            (6.74)
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(total fund) (in thousands)                      $389,622         $388,831         $384,490         $391,003         $364,814
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)(c)                         1.47             1.43             1.49             1.50             1.45
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(b)                         6.82             7.13             6.84             7.50             8.07
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              14.44            26.91           146.43           122.65            78.97
------------------------------------------------------------------------------------------------------------------------------------

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

(c) The ratio of expenses to average net assets for the year ended November 30, 1995 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(d) Distributions in excess of net realized gain to the preferred stockholders amounted to less than
    $0.01 per common share.




Notes to financial statements
November 30, 1998

Note 1
Significant accounting policies

The fund is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund's investment objective is to provide as high a level of current income exempt from federal income tax as is believed to be consistent with preservation of capital. The fund intends to achieve its objective by investing in a diversified portfolio of tax-exempt municipal securities that Putnam Investment Management Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments Inc., believes do not involve undue risk to income or principal. Under normal market conditions, the fund will invest at least 80% of its total assets in tax-exempt municipal securities rated "investment grade" at the time of investment or, if not rated, determined by Putnam Management to be of comparable quality.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value.

Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value and other investments including restricted securities are stated at fair market value following procedures approved by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

C) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held and for excise tax on income and capital gains.

At November 30, 1998, the fund had a capital loss carryover of approximately $4,259,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

   Loss Carryover                  Expiration
   --------------              -----------------
     $1,985,000                November 30, 2004
        612,000                November 30, 2005
      1,662,000                November 30, 2006

D) Distributions to shareholders Distributions to common and preferred shareholders are recorded by the fund on the ex-dividend date. If the market price of your fund's shares is equal to or exceeds their net asset value on the payment date, you will be issued shares of the fund at a value equal to the higher of the net asset value or 95% of the market price on that date. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a seven day period. The applicable dividend rate for the remarketed preferred shares on November 30, 1998 was 3.20%. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of dividends payable, defaulted bond interest, market discount, and prior year straddle loss deferrals. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended November 30, 1998, the fund reclassified $36,128 to increase undistributed net investment income and $36,128 to decrease accumulated net realized losses. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

E) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund (including accrued interest) less all liabilities (including accrued expenses and undeclared dividends on remarketed preferred shares) and the liquidation value of any outstanding remarketed preferred shares, by the total number of common shares outstanding.

F) Amortization of bond premium and discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on zero coupon bonds and original issue bonds are accreted according to the yield-to-maturity basis.

Note 2
Management fee, administrative
services, and other transactions

Compensation of Putnam Management for management and investment advisory services is paid quarterly based on the average net assets of the fund, including those allocated to the remarketed preferred shares. Such fee is based on the annual rate of 0.70% of the average weekly net assets.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund's net income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam for that period will be reduced by the amount of the excess (but not more than 0.70% of the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended November 30, 1998, fund expenses were reduced by $30,053 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $550 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchase and sales of securities

During the year ended November 30, 1998, purchases and sales of investment securities other than short-term investments aggregated $55,521,330 and $58,622,225, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Remarketed preferred shares

The Series A remarketed preferred shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $100,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

Additionally, the fund has authorized a separate series of 2,000 Serial Remarketed Preferred shares, which are issuable only under certain conditions in exchange for Series A shares. No Serial Remarketed Preferred shares are currently outstanding.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it will be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the remarketed preferred shares and the shares' rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At November 30, 1998, no such restrictions have been placed on the fund.



Federal Tax Information
(Unaudited)

The fund has designated 100% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 1999 will show the tax status of all distributions paid to your account in calendar 1998.

Results of October 1, 1998 shareholder meeting
(Unaudited)

An annual meeting of shareholders of the fund was held on October 1, 1998. At the meeting, each of the nominees for Trustees was elected, as follows:

                             Common Shares           Preferred Shares
                                         Votes                  Votes
                         Votes for     withheld    Votes for  withheld

Jameson Adkins Baxter   15,356,377     321,614        978         7
Hans H. Estin           15,364,103     313,888        978         7
Ronald J. Jackson       15,373,891     304,100        978         7
Paul L. Joskow          15,377,427     300,564        978         7
Elizabeth T. Kennan     15,364,953     313,038        978         7
Lawrence J. Lasser      15,381,168     296,823        978         7
John H. Mullin III      15,376,253     301,738        978         7
Donald S. Perkins       15,355,372     322,619        978         7
William F. Pounds       15,354,752     323,239        978         7
George Putnam           15,358,719     319,272        978         7
George Putnam, III      15,355,174     322,817        978         7
A.J.C. Smith            15,364,216     313,775        978         7
W. Thomas Stephens      15,363,304     314,687        978         7
W. Nicholas Thorndike   15,351,139     326,852        978         7

A proposal to ratify the selection of PricewaterhouseCoopers LLP as the independent auditors of your fund was approved as follows: Common Shares -- 15,272,545 votes for, and 79,918 votes against, with 325,528 abstentions and broker non-votes. Preferred Shares -965 votes for, and 13 votes against, with 7 abstentions and broker non-votes.

A proposal to approve an amendment to the fund's fundamental investment restriction with respect to making loans was approved as follows: Common Shares -- 11,596,586 votes for, and 1,176,371 votes against, with 2,905,034 abstentions and broker non-votes. Preferred Shares -- 780 votes for, and 117 votes against, with 88 abstentions and broker non-votes.

All tabulations are rounded to nearest whole number.


Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT
ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
John A. Hill, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Jerome J. Jacobs
Vice President

Richard P. Wyke
Vice President and Fund Manager

John R. Verani
Vice President

Beverly Marcus
Clerk and Assistant Treasurer


Call 1-800-225-1581 weekdays from 9 a.m. Eastern Time, or visit our website (www.putnaminv.com) any time for up-to-date information about the fund's NAV.



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

www.putnaminv.com
---------------------
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